Exhibit 10.21

AMENDMENT TO SIDE LETTER

This Amendment to Side Letter (this “Amendment”) dated as of June 4, 2026 (the “Amendment Effective Date”) is made between ITG Parent, LLC (“Parent”) and Peter Giacalone as Seller Representative (“Seller Representative”), and amends that certain Letter Agreement between Parent and the Continuing Sellers (as defined below), dated December 29, 2021 (as amended from time to time, the “Letter Agreement”). Any capitalized terms used but not defined herein shall have the meanings set forth in the Letter Agreement.

WHEREAS, on December 29, 2021, Parent entered into that certain Contribution Agreement (as amended from time to time, the “Contribution Agreement”) with Michael Brooks, Michael Lind, Christy Adkins, Peter Giacalone, Christopher Perkins, Troy McClendon, Chris Cowart, Guilherme Elias, Jerry Taylor and Tracey Giacalone (collectively, the “Sellers”);

WHEREAS, in connection with the transactions under the Contribution Agreement, Parent and certain Sellers (such Sellers, the “Continuing Sellers”) entered into the Letter Agreement to provide for the payment of the Post-Closing Payment in the event of a Trigger Event;

WHEREAS, Parent is contemplating an initial public offering of ITG, Inc. (the “IPO”), along with certain reorganization transactions in connection therewith;

WHEREAS, Parent and Seller Representative acknowledge and agree that no Trigger Event will occur upon the consummation of the IPO or in connection with such reorganization transactions and, as such, no Post-Closing Payment will be payable in connection with the IPO;

WHEREAS, nevertheless, Parent desires to make a voluntary prepayment of a portion of the Post-Closing Payment pursuant to the terms and conditions set forth herein; and

WHEREAS, Section 3(viii) of the Letter Agreement permits the amendment of the Letter Agreement by an agreement in writing signed by Parent and Seller Representative.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Letter Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and Seller Representative agree as follows:

1. Voluntary Pre-Payment. Notwithstanding anything to the contrary in the Letter Agreement, Parent hereby agrees to make a voluntary prepayment of a portion of the Post-Closing Payment in the amount of $2,850,310.30 (the “Prepayment Amount”) to the Continuing Sellers, in accordance with their pro rata portions set forth in Schedule 1 to the Contribution Agreement. From and after the date hereof, Parent and Seller Representative agree that the remaining Post-Closing Payment, to the extent payable upon the occurrence of a Trigger Event, shall be equal to (i) $7,149,689.70, which amount shall accrue interest from and after the Amendment Effective Date until the payment thereof on a daily basis at the rate of 8% per annum, plus (ii) any interest accrued under the Letter Agreement prior to the Amendment Effective Date.

2. Miscellaneous. The Letter Agreement as specifically amended by this Amendment remains in full force and effect and is hereby ratified and confirmed. If any provision of the Letter Agreement directly conflicts with any provision of this Amendment, the provision of this Amendment shall prevail. On and after the Amendment Effective Date, each reference in the Letter Agreement to “this letter agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Letter Agreement as amended by this Amendment. This Amendment cannot be modified, amended or rescinded other than as provided by its terms and except by a written instrument duly executed by Seller Representative and an authorized representative of Parent. This Amendment may be signed in counterparts which, when taken together, shall constitute one and the same document. Executed copies of the signature page of this Amendment transmitted electronically shall be treated as originals, fully-binding and with full legal force and effect, and each Party hereto waives any right it may have to object to such treatment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PARENT:

ITG Parent, LLC

/s/ James Lee
Name: James Lee
Title: Secretary

SELLER REPRESENTATIVE:

/s/ Peter Giacalone
Name: Peter Giacalone

SIGNATURE PAGE TO AMENDMENT TO SIDE LETTER